UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934



   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):   OCTOBER 15, 1998



                       EQCC HOME EQUITY LOAN TRUST 1998-1
                       ----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                                  59-3508618
                                                  59-3491241
      DELAWARE               333-48053            59-3491239
      --------               ---------             ----------
      (STATE OR OTHER        (COMMISSION FILE      (IRS EMPLOYER
      JURISDICTION OF        NUMBER)               IDENTIFICATION NO.)
      INCORPORATION


                            EQCC HOME EQUITY LOAN TRUST 1998-1
                            10401 DEERWOOD PARK BLVD.
                           JACKSONVILLE, FLORIDA 32256

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (904)  987-5000


ITEM  5.               OTHER  EVENTS
                       -------------

               THE  REGISTRANT  HEREBY INCORPORATES BY REFERENCE THE INFORMATION
               CONTAINED  IN   EXHIBIT  99  HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       -------

(C)     EXHIBITS

99               TRUSTEE'S  REMITTANCE  REPORT  IN  RESPECT  OF THE OCTOBER 1998
                 REMITTANCE  DATE.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                    SERIES EQCC HOME EQUITY LOAN TRUST 1998-1
                    -----------------------------------------
                                   (REGISTRANT)

                        EQUICREDIT CORPORATION OF AMERICA
                        ---------------------------------
                                AS REPRESENTATIVE


DATED:  October 27,  1998          BY:  /S/  JAMES  B.  DODD
                                        --------------------
                                   NAME:     JAMES  B.  DODD
                                   TITLE:    VICE  PRESIDENT  / GENERAL COUNSEL
                                             (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99     TRUSTEE'S  REMITTANCE  REPORT  IN  RESPECT OF THE OCTOBER 1998 REMITTANCE
       DATE.